UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2016

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

VERSO PAPER HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address of principal executive offices) (zip code)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the term “Verso” refers to Verso Corporation; the term “Verso Finance” refers to Verso Paper Finance Holdings LLC, an indirect, wholly owned subsidiary of Verso; the term “Verso Holdings” refers to Verso Paper Holdings LLC, a direct, wholly owned subsidiary of Verso Finance; the term “NewPage” refers to NewPage Holdings Inc., a direct, wholly owned subsidiary of Verso Holdings; the term “NewPage LLC” refers to NewPage Investment Company LLC, a direct, wholly owned subsidiary of NewPage; and the term “NewPage Corp.” refers to NewPage Corporation, a direct, wholly owned subsidiary of NewPage LLC.

EXPLANATORY NOTE

On January 27, 2016, Verso and Verso Holdings filed with the Securities and Exchange Commission a current report on Form 8-K (the “Initial 8-K”) to, among other things, report under Items 1.01 and 2.03 that certain subsidiaries of Verso had entered into the following agreements:

•

the Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of January 26, 2016, among Verso Holdings, Verso Finance, each of the subsidiaries of Verso Holdings party thereto, the lenders party thereto, Citibank, N.A., as administrative agent, Citigroup Global Markets Inc. and Wells Fargo Bank, N.A., as joint bookrunners and lead arrangers, and Wells Fargo Bank, N.A., as documentation agent (the “Verso DIP Facility”);

•

the Superpriority Senior Debtor-in-Possession Asset-Based Revolving Credit Agreement, dated as of January 26, 2016, among NewPage LLC, NewPage Corp., each of the subsidiaries of NewPage Corp. party thereto, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, BMO Harris Bank N.A., as co-collateral agent, Wells Fargo Bank, National Association, as syndication agent, and Barclays Bank PLC, BMO Capital Markets Corp and Wells Fargo Bank, National Association, as joint lead arrangers and joint bookrunners (the “NewPage ABL DIP Facility”); and

•

the Superpriority Senior Debtor-in-Possession Term Loan Agreement, dated as of January 26, 2016, among NewPage LLC, NewPage Corp., each of the subsidiaries of NewPage Corp. party thereto, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and Barclays Bank PLC, as lead arranger and book runner (the “NewPage Term Loan DIP Facility”).

This Amendment No. 1 to the Initial 8-K amends and supplements Items 1.01, 2.03 and 9.01 of the Initial 8-K solely to file the Verso DIP Facility, the NewPage ABL DIP Facility and the NewPage Term Loan DIP Facility as Exhibits 10.2, 10.3 and 10.4, respectively, to the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.2	Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of January 26, 2016, among Verso Holdings, Verso Finance, each of the subsidiaries of Verso Holdings party thereto, the lenders party thereto, Citibank, N.A., as administrative agent, Citigroup Global Markets Inc. and Wells Fargo Bank, N.A., as joint bookrunners and lead arrangers, and Wells Fargo Bank, N.A., as documentation agent.

10.3	Superpriority Senior Debtor-in-Possession Asset-Based Revolving Credit Agreement, dated as of January 26, 2016, among NewPage LLC, NewPage Corp., each of the subsidiaries of NewPage Corp. party thereto, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, BMO Harris Bank N.A., as co-collateral agent, Wells Fargo Bank, National Association, as syndication agent, and Barclays Bank PLC, BMO Capital Markets Corp and Wells Fargo Bank, National Association, as joint lead arrangers and joint bookrunners.

10.4	Superpriority Senior Debtor-in-Possession Term Loan Agreement, dated as of January 26, 2016, among NewPage LLC, NewPage Corp., each of the subsidiaries of NewPage Corp. party thereto, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and Barclays Bank PLC, as lead arranger and book runner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2016

VERSO CORPORATION

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

VERSO PAPER HOLDINGS LLC

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.2	Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of January 26, 2016, among Verso Holdings, Verso Finance, each of the subsidiaries of Verso Holdings party thereto, the lenders party thereto, Citibank, N.A., as administrative agent, Citigroup Global Markets Inc. and Wells Fargo Bank, N.A., as joint bookrunners and lead arrangers, and Wells Fargo Bank, N.A., as documentation agent.

10.3	Superpriority Senior Debtor-in-Possession Asset-Based Revolving Credit Agreement, dated as of January 26, 2016, among NewPage LLC, NewPage Corp., each of the subsidiaries of NewPage Corp. party thereto, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, BMO Harris Bank N.A., as co-collateral agent, Wells Fargo Bank, National Association, as syndication agent, and Barclays Bank PLC, BMO Capital Markets Corp and Wells Fargo Bank, National Association, as joint lead arrangers and joint bookrunners.

10.4	Superpriority Senior Debtor-in-Possession Term Loan Agreement, dated as of January 26, 2016, among NewPage LLC, NewPage Corp., each of the subsidiaries of NewPage Corp. party thereto, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and Barclays Bank PLC, as lead arranger and book runner.